SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 13, 2014
Galaxy Gaming, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-30653	20-8143439
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6767 Spencer Street, Las Vegas, NV	89119
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 939-3254

_____________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01. Other Events

Effective October 13, 2014, our board of directors approved an increase in the annual cash compensation paid to our Chief Executive Officer, Robert Saucier, from $120,000 to $200,000 per year. Mr. Saucier will also receive an automobile allowance of up to $400 per month. The other aspects of Mr. Saucier’s compensation remain unchanged. We do not currently have a written employment agreement with Mr. Saucier.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Galaxy Gaming, Inc.

/s/ Gary A. Vecchiarelli

Gary A. Vecchiarelli
Chief Financial Officer

Date: October 17, 2014

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